SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[]       Preliminary Information Statement

[  ]     Confidential, for Use of the Commission Only
         (as permitted by Rule 14c-5(d)(2))


[X]      Definitive Information Statement


         JNL Series Trust

         (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

     Although you are not a shareholder of JNL Series Trust ("Trust"), your purchase payments and the earnings on such purchase payments under your variable contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson NY") are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust ("Information Statement") may be read to include you as an owner of a Variable Contract.

     On June 10-11, 2009, the Board of Trustees of the Trust voted to replace Goldman Sachs Asset Management, L.P. ("Goldman") with T. Rowe Price Associates, Inc. ("T. Rowe") as sub-adviser for the JNL/Goldman Sachs Short Duration Bond Fund of the Trust effective September 28, 2009. Enclosed please find the Trust's Information Statement regarding this change in sub-adviser for the following
Fund:

------------------------------------------------------------ ---------------------------------------------------------

                      PRIOR FUND NAME                                             NEW FUND NAME

------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
        JNL/Goldman Sachs Short Duration Bond Fund                    JNL/T. Rowe Price Short-Term Bond Fund
------------------------------------------------------------ ---------------------------------------------------------

     The Information Statement is furnished on behalf of the Board of Trustees ("Trustees" or "Board") of the Trust, a Massachusetts business trust, to shareholders of JNL/Goldman Sachs Short Duration Bond Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

     On June 15, 2009, the Trust filed an amendment to the registration statement on Form N-1A under the 1933 Act and 1940 Act, as amended, for the JNL Series Trust (File No. 33-87244) to reflect the changes discussed in this information statement. These fund changes will not be effective until the SEC has approved the changes contained in the amendment to the registration statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

     If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY
Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution), or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit WWW.JACKSON.COM.

                                       Sincerely,


                                      /s/ MARK D. NERUD


                                       MARK D. NERUD
                                       President and Chief Executive Officer
                                       JNL Series Trust

                INFORMATION STATEMENT TO SHAREHOLDERS REGARDING:


                                JNL SERIES TRUST

                   JNL/Goldman Sachs Short Duration Bond Fund



                                 August 10, 2009

                                TABLE OF CONTENTS

                              INFORMATION STATEMENT

                                                                                                      PAGE

I.              INTRODUCTION                                                                           1

II.             INVESTMENT SUB-ADVISORY AGREEMENT WITH T. ROWE                                         2

III.            DESCRIPTION AND CONTROL OF T. ROWE                                                     4

IV.             OTHER INVESTMENT COMPANIES ADVISED BY T. ROWE                                          10

V.              EVALUATION BY THE BOARD OF TRUSTEES                                                    12

VI.             ADDITIONAL INFORMATION 15

VII.            OTHER MATTERS 16


EXHIBIT A       INVESTMENT SUB-ADVISORY AGREEMENT AND AMENDMENT TO SUB-ADVISORY AGREEMENTS            A-1
                BETWEEN JACKSON NATIONAL ASSET MANAGEMENT, LLC AND T. ROWE PRICE ASSOCIATES,
                INC.


EXHIBIT B       COMPARISON OF THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND AND THE JNL/T.           B-1
                ROWE PRICE SHORT-TERM BOND FUND

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.   INTRODUCTION

     JNL Series Trust ("Trust"), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently offers shares in 75 series ("Funds" and each a "Fund").

     As Investment Adviser to the Trust, Jackson National Asset Management, LLC ("JNAM" or "Adviser") selects, contracts with, compensates and monitors investment sub-advisers ("Sub-Advisers") to manage the investment and reinvestment of the assets of each of the Funds. In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of each Fund, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust ("Board"). Jackson National Life Distributors LLC ("JNLD"), an affiliate of the Trust and the Adviser, is principal underwriter for the Trust. JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company ("Jackson"), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

     The  President  of JNAM is Mark D.  Nerud.  The  members  of the  Board  of
Managers of JNAM are Andrew B. Hopping, Thomas J. Meyer, Mark D. Nerud and Robert A. Fritts. The address and principal occupation of each Manager are set out in the table below.

------------------------------- ---------------------------------- ----------------------------------------------
MANAGER                         ADDRESS                            PRINCIPAL OCCUPATION
------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Andrew B. Hopping               1 Corporate Way                    Executive Vice President and Chief Financial
                                Lansing, Michigan 48951            Officer of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Thomas J. Meyer                 1 Corporate Way                    Senior Vice President, General Counsel, and
                                Lansing, Michigan 48951            Secretary of Jackson National Life Insurance
                                                                   Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Mark D. Nerud                   1 Corporate Way                    President of JNAM
                                Lansing, Michigan 48951            Vice President of Jackson National Life
                                                                   Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------
------------------------------- ---------------------------------- ----------------------------------------------
Robert A. Fritts                1 Corporate Way                    Senior Vice President and Controller of
                                Lansing, Michigan 48951            Jackson National Life Insurance Company

------------------------------- ---------------------------------- ----------------------------------------------

     The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

     On June 10-11, 2009, the Board, including all Trustees who are not "interested" (as defined by the 1940 Act) of any party to the "Sub-Advisory Agreement" ("Disinterested Trustees"), approved the Amendment to the Sub-Advisory Agreement between the Trust and T. Rowe.

     The purpose of this Information Statement is to provide you with information about the investment Sub-Advisory Agreement between JNAM and T. Rowe, the investment Sub-Adviser for the JNL/T. Rowe Price Short-Term Bond Fund, and certain events and transactions that caused an amendment to the investment Sub-Advisory Agreement between JNAM and Goldman to remove Goldman as sub-adviser to the JNL/Goldman Sachs Short Duration Bond Fund effective September 28, 2009. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order ("Order") that the Trust and JNAM received from the U.S. Securities and Exchange Commission ("SEC").

     The Trust has received an Order permitting it to enter into Sub-Advisory Agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without shareholder approval. The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

     As of September 28, 2009, Goldman will cease to be the Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund. Goldman, located at 32 Old Slip, New York, New York 10005, has been a registered investment adviser since 1990. Goldman is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").

     Therefore, this Information Statement is being provided to the shareholders invested in the above-listed Fund. It will be mailed on or about August 10, 2009.

II.  INVESTMENT SUB-ADVISORY AGREEMENT WITH T. ROWE

     Goldman is the sub-adviser to the JNL/Goldman Sachs Short Duration Bond Fund pursuant to a Sub-Advisory Agreement with JNAM, dated May 2, 2005, as amended May 1, 2006, April 30, 2007, July 1, 2008 and October 6, 2008. That agreement was most recently approved by the Board at a meeting held on June 10-11, 2009.

     On June 10-11, 2009, the Board, including the Disinterested Trustees, unanimously voted to replace Goldman with T. Rowe as Sub-Adviser for the Fund and to approve an amendment to the Sub-Advisory Agreement between JNAM and T. Rowe with respect to the Trust ("T. Rowe Sub-Advisory Agreement"). Please refer to Exhibit A for the T. Rowe Sub-Advisory Agreement. Pursuant to the Order, shareholder approval is not required for the agreement because T. Rowe is not affiliated with JNAM. On September 28, 2009, T. Rowe will succeed Goldman as Sub-Adviser to the Fund.

     With the replacement of Goldman with T. Rowe as Sub-Adviser, the name of the Fund will change as follows, and will be referred to by its new name:

----------------------------------------------------------- ------------------------------------------------------

                     PRIOR FUND NAME                                            NEW FUND NAME

----------------------------------------------------------- ------------------------------------------------------
----------------------------------------------------------- ------------------------------------------------------
JNL/Goldman Sachs Short Duration Bond Fund                         JNL/T. Rowe Price Short-Term Bond Fund
----------------------------------------------------------- ------------------------------------------------------

     The investment objectives and policies for the JNL/T. Rowe Price Short-Term Bond Fund will be as follows:

     INVESTMENT OBJECTIVE. The investment objective of the JNL/T. Rowe Price Short-Term Bond Fund is a high level of income consistent with minimal fluctuation in principal value and liquidity.

     PRINCIPAL  INVESTMENT  STRATEGIES.  The Fund will  invest in a  diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund's average effective maturity will not exceed three years. The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the Sub-Adviser.

     Within this broad structure, investment decisions reflect the Sub-Adviser's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the Sub-Adviser may seek longer-term securities (within the Fund's program) that would provide higher yields and appreciation potential.

     In  keeping  with  the  Fund's  objective,  it may  also  invest  in  other
     securities,   and  use  futures,   options,  swaps,  and  other  derivative
     instruments.

     The Fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity, duration, or credit quality or to shift assets into higher-yielding securities or different sectors.

     Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund's securities may change after they are purchased, and this may cause the amount of the Fund's assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

     With the change in Sub-Adviser from Goldman to T. Rowe, the investment objective of the Fund was changed. The Fund's revised investment objective is a high level of income consistent with minimal fluctuation in principal value and liquidity. Under Goldman, the Fund's investment objective was to achieve current income, and secondarily, the potential for capital appreciation. T. Rowe intends to achieve the investment objective by investing in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund's average effective maturity will not exceed three years. The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe.

     The significant differences between the old principal investment strategies of the Fund and the new principal investment strategies are the focus on duration management and the extent of use of derivatives. Goldman employs a tactical duration strategy, while T. Rowe generally employs a duration neutral strategy. Goldman invests in derivative instruments, such as treasury futures and interest rate swaps, to hedge interest rate exposure, perform yield curve trades, and implement overall duration strategy. T. Rowe will not rely heavily on the use of derivatives and will primarily invest in cash bonds to implement the overall strategy.

     Please refer to Exhibit B for a comparison of the changes made to the Fund's prospectus pursuant to the change in Sub-Adviser.

     The T. Rowe Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The T. Rowe Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days' written notice by the Trust, JNAM or on ninety days' written notice by T. Rowe. The agreement also terminates automatically in the event of its assignment.

     The T. Rowe Sub-Advisory Agreement generally provides that T. Rowe, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of T. Rowe's duties under the T. Rowe Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the T. Rowe Sub-Advisory Agreement. There are no material differences between the Investment Sub-Advisory Agreements of Goldman Sachs and T. Rowe.

     The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund. The management fees for the Fund did not change. The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

-------------------------------------------------------------------

            JNL/GOLDMAN SACHS SHORT DURATION BOND FUND


                 ADVISORY RATES BEFORE AND AFTER
                    THE CHANGE IN SUB-ADVISER


  NET ASSETS                                           RATE

  $0 to $250 million                                   .45%
  Over $250 million                                    .40%
----------------------------------------------- -------------------

     Under the T. Rowe Sub-Advisory Agreement, the sub-advisory fees have changed as outlined below. Goldman is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

-------------------------------------------------------------------

            JNL/GOLDMAN SACHS SHORT DURATION BOND FUND


       SUB-ADVISORY RATES BEFORE THE CHANGE IN SUB-ADVISER


  NET ASSETS                                           RATE

  $0 to $100 million                                   .20%
  $100 to $250 million                                 .17%
  $250 to $500 million                                 .15%
  Amounts over $500 million                            .12%
----------------------------------------------- -------------------

     T. Rowe is paid a sub-advisory fee equal to a percentage of the Fund's average daily net assets based on the following schedule:

------------------------------------------------------------------

             JNL/T. ROWE PRICE SHORT-TERM BOND FUND


       SUB-ADVISORY RATES AFTER THE CHANGE IN SUB-ADVISER


  NET ASSETS                                          RATE

  $0 to $100 million                                 .20%*
  $100 to $250 million                               .175%
  $250 to $500 million                               .125%
  Amounts over $500 million                           .10%
---------------------------------------------- -------------------


* For net assets less than $100 million, the sub-adviser fees will be .30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The sub-adviser fee will reset to .20% on net assets from $0 to $100 million, once assets reach $100 million. The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between approximately $70 million and $100 million. The transitional credit will only apply when asset levels decrease due to market depreciation and not when asset levels decrease due to redemption activity.


     The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2008. THE AGGREGATE AMOUNT OF MANAGEMENT FEES TO BE PAID TO JNAM IS NOT EXPECTED TO CHANGE AS A RESULT OF THE CHANGE OF SUB-ADVISERS.

  --------------------------------------------------------- --------------------
  FUND NAME                                                      ACTUAL FEES
  JNL/Goldman Sachs Short Duration Bond Fund                     $1,462,446
  --------------------------------------------------------- --------------------

     For the year ended December 31, 2008, Goldman received $581,540 in sub-advisory fees with respect to the Fund. The pro forma sub-advisory fees would have been $567,950, assuming the T. Rowe Sub-Advisory Agreement was in place for the applicable period. The management fees were not increased due to the change in sub-adviser. The decrease in sub-advisory fees for the period noted above is 2%.

III. DESCRIPTION AND CONTROL OF T. ROWE

     T. Rowe is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

     As the Sub-Adviser to the Fund, T. Rowe provides the Fund with investment research, advice and supervision and manages the Fund's portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the supplement to the Fund's Prospectus dated September 28, 2009. The principal risks of investing in the Fund are listed in the supplement to the Fund's Prospectus dated September 28, 2009 under the heading "PRINCIPAL RISKS OF INVESTING IN THE FUND".


     As of July 15, 2009, no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of T. Rowe, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in T. Rowe or any other entity controlling, controlled by or under common control with T. Rowe. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since December 31, 2008, the beginning of the Trust's most recently completed fiscal year, or in any material proposed transactions, to which T. Rowe, any parent or subsidiary of T. Rowe, or any subsidiary of the parent of such entities was or is to be a party.


JNL/T. ROWE PRICE SHORT-TERM BOND FUND

     T. Rowe has an Investment Advisory Committee chaired by Edward A. Wiese. Mr. Wiese has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund's investment program. Mr. Wiese has been chairman of the committee since 1995. He joined T. Rowe Price in 1984 and his investment experience dates from that time.

EXECUTIVE/PRINCIPAL OFFICERS OF T. ROWE:

---------------------------- ------------------------------------------------- --------------------------------------
OFFICER NAMES                TITLE                                             PRINCIPAL BUSINESS ADDRESS
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
Brian C. Rogers              Director, Chairman of the Board and Chief         100 E. Pratt Street Baltimore, MD
                             Investment Officer
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
James A.C. Kennedy           President, Director and Chief Executive Officer   100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
Edward C. Bernard            Director and Vice Chairman of the Board           100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
Mary J. Miller               Director                                          100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
William J. Stromberg         Director                                          100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
John G. Gilner               Chief Compliance Officer                          100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------
---------------------------- ------------------------------------------------- --------------------------------------
Kenneth V. Moreland          Chief Financial Officer                           100 E. Pratt Street Baltimore, MD
---------------------------- ------------------------------------------------- --------------------------------------

IV.  OTHER INVESTMENT COMPANIES ADVISED BY T. ROWE

     T. Rowe currently acts as adviser to the T. Rowe Price Short-Term Bond Fund (the "comparable T. Rowe Fund"), which has similar investment objectives and policies to those of the Fund. As of June 30, 2009, the comparable T. Rowe Fund had $2.55 billion in net assets. For its fiscal year ended May 31, 2008, the comparable T. Rowe Fund paid T. Rowe a management fee of 0.40% of average daily net assets. Effective October 1, 2007, T. Rowe contractually obligated itself to waive its fees and bear any expenses through September 30, 2009, which would cause the comparable T. Rowe Fund's ratio of expenses to average net assets to exceed 0.55%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe by the comparable T. Rowe Fund whenever the fund's expense ratio is below 0.55%; however, no reimbursement will be made more than three years after any waiver or payment, or if it would result in the expense ratio exceeding 0.55%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the comparable T. Rowe Fund. The comparable T. Rowe Fund operated under a previous expense limitation for which T. Rowe may be reimbursed.

V.   EVALUATION BY THE BOARD OF TRUSTEES

     The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund's sub-advisory agreement.

     At a meeting on June 10-11, 2009, the Board, including all of the Independent Trustees, considered information relating to the T. Rowe Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the T. Rowe Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the T. Rowe Sub-Advisory Agreement, which was approved until June 30, 2010 when the agreement will be up for its annual renewal.

     In reviewing the T. Rowe Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund's investors to share in these potential economies of scale; and
(5) other benefits that may accrue to T. Rowe through its relationship with the Fund. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the T. Rowe Sub-Advisory Agreement.

     Before approving the T. Rowe Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and T. Rowe and the terms of the T. Rowe Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the T. Rowe Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

     NATURE, QUALITY AND EXTENT OF SERVICES

     The Board examined the nature, quality and extent of the services to be provided by T. Rowe.

     For the Fund, JNAM provided information on T. Rowe's duties under the T. Rowe Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund's investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM's evaluation of T. Rowe, as well as JNAM's recommendation, based on its review of T. Rowe, to approve the T. Rowe Sub-Advisory Agreement.

     The Board also reviewed information pertaining to T. Rowe's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about T. Rowe from the Trust's Chief Compliance Officer.

     Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by T. Rowe.

     PERFORMANCE

     The Board could not consider T. Rowe's performance as sub-adviser to the Fund because the transition from Goldman Sachs to T. Rowe had not yet occurred. The Board, however, did consider information regarding T. Rowe's capabilities and expenses.

     COSTS OF SERVICES

     The Board reviewed the fees to be paid to T. Rowe. For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated the Fund's proposed sub-advisory fee and compared it to the average sub-advisory fee of the Lipper universe. The Board noted that the Fund's sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio.

     The Board also noted that the fees to be paid by JNAM to T. Rowe could be lower (if the Fund grows to certain, higher asset levels) than the fees paid to the existing sub-adviser. The Board also considered, however, that if T. Rowe raises its fees or if T. Rowe is replaced in the future with a new, more expensive sub-adviser, the higher fees would be borne by JNAM and the higher fees would not be passed on to investors. The Board noted this fact and weighed it with the additional considerations noted below.

     Further detail considered by the Board regarding the sub-advisory fees of the Fund is set forth below:

     JNL/T. ROWE PRICE SHORT-TERM BOND FUND. The Board considered that the Fund's advisory fees are lower than the peer group average. The Board also noted that the Fund's estimated total expense ratio is lower than that of the peer group average. The data service did not have a comparable group of funds which to review the sub-advisory fees. The Board concluded that the advisory and sub-advisory fees are fair, reasonable and in the best interest of the Fund and its shareholders in light of the services to be provided.

     ECONOMIES OF SCALE

     The Board considered whether the Fund's proposed sub-advisory fee reflects the potential for economies of scale for the benefit of shareholders. Based on information provided by JNAM and T. Rowe, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.

     OTHER BENEFITS TO JNAM AND T. ROWE

     In evaluating the benefits that may accrue to T. Rowe through its relationship with the Fund, the Board noted that T. Rowe may develop additional investment advisory business with JNAM, the Funds or other clients of T. Rowe as a result of its relationship with the Fund.

     In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the T. Rowe Sub-Advisory Agreement.

VI.  ADDITIONAL INFORMATION

OWNERSHIP OF THE FUND

     As of July 15, 2009, there were issued and outstanding the following number of shares for the Fund:

---------------------------------------------------------------------- --------------------------------------
FUND

                                                                                SHARES OUTSTANDING
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------

JNL/Goldman Sachs Short Duration Bond Fund (Class A)                              39,537,384.362
---------------------------------------------------------------------- --------------------------------------
---------------------------------------------------------------------- --------------------------------------

JNL/Goldman Sachs Short Duration Bond Fund (Class B)                                  10,537.066
---------------------------------------------------------------------- --------------------------------------


     As of July 15, 2009, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

     Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York ("Jackson NY"), certain affiliated funds organized as fund-of-funds (the JNL/S&P Funds), and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

     As of July 15, 2009, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

------------------------------------------------ --------------------------------- --------------------- ------------------
FUND                                             NAME AND ADDRESS                  AMOUNT OF OWNERSHIP     PERCENTAGE OF
                                                                                                           SHARES OWNED
------------------------------------------------ --------------------------------- --------------------- ------------------
---------------------------------------------------------------------------------- --------------------- ------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND - CLASS A
---------------------------------------------------------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------

JNL/S&P Managed Moderate Fund                    Attn: Mark Nerud                       8,373,572.172          21.18%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, Illinois 60606

------------------------------------------------ --------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------

JNL/S&P Managed Conservative Fund                Attn: Mark Nerud                       8,041,696.613          20.34%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, Illinois 60606

------------------------------------------------ --------------------------------- --------------------- ------------------
------------------------------------------------ --------------------------------- --------------------- ------------------

JNL/S&P Managed Moderate Growth Fund             Attn: Mark Nerud                  7,429,364.629         18.79%
                                                 225 W. Wacker Drive
                                                 Suite 1200
                                                 Chicago, Illinois 60606

------------------------------------------------ --------------------------------- --------------------- ------------------

     Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of July 15, 2009, the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund:

------------------------------------------------------------- ----------------------- ------------------ ------------------
FUND                                                          NAME AND ADDRESS            AMOUNT OF        PERCENTAGE OF
                                                                                         BENEFICIAL           SHARES
                                                                                          INTEREST          OUTSTANDING
------------------------------------------------------------- ----------------------- ------------------ ------------------
-------------------------------------------------------------------------------- ----------------------- ------------------
JNL/GOLDMAN SACHS SHORT DURATION BOND FUND - CLASS B
-------------------------------------------------------------------------------- ----------------------- ------------------
------------------------------------------------------------- ----------------------- ------------------ ------------------

                                                              Jeffrey Durbin                   3,455.312       32.79%
                                                              12705 Machete Trail
                                                              Austin, TX 78729

------------------------------------------------------------- ----------------------- ------------------ ------------------
------------------------------------------------------------- ----------------------- ------------------ ------------------

                                                              John Lonberger                   2,997.438       28.45%
                                                              3109 Fincastle Drive
                                                              Fort Smith, AR 72908

------------------------------------------------------------- ----------------------- ------------------ ------------------

FUND TRANSACTIONS AND BROKERAGE

     Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust ("best execution"), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

     The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds' transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

     Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

     In selecting broker-dealers through which to effect transactions, each Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers' policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The Sub-Adviser's selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

     Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any "brokerage and research services" (as defined under
Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser's overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its' services to the Trust.

     Research services received from broker-dealers are supplemental to the research efforts of T. Rowe Price and when utilized, are subject to internal analysis before being incorporated into their investment processes. Independent third-party research is an important component of T. Rowe Price's investment selection process and may be paid for directly by T. Rowe Price, obtained through commission sharing arrangements ("CSAs"), or acquired through "step-out" transactions.

     Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

     Pursuant to the Trust's Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust's investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

     In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers' promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust's portfolio transactions effected through any other broker-dealer.

     From time to time the Board of Trustees will review whether the Sub-Adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

     Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a Sub-Adviser, if, in the Sub-Adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.

     Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

     Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. The Board has adopted procedures and all such transactions are reported to and reviewed by the Trustees on a regular basis.

     There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII. OTHER MATTERS

     The Trust will furnish, without charge, a copy of the Trust's annual report for the fiscal year ended December 31, 2008, a copy of the Trust's semi-annual report for the period ended June 30, 2008, or a copy of the Trust's prospectus and Statement of Additional Information to any shareholder upon request. To obtain a copy, please call 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), write JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit WWW.JACKSON.COM.

     JNAM, the investment adviser to the Trust, is located at 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America. JNAM also serves as the Trust's Administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson. JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

     The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

     The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

                                   EXHIBIT A-1

                    INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN
   JACKSON NATIONAL ASSET MANAGEMENT, LLC AND T. ROWE PRICE ASSOCIATES, INC.



                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 31st day of January 2001, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (each a "Fund" and collectively the "Funds").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointments and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b)  the Trust's By-Laws and amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          (f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          Adviser will promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, the Trust's Registration Statement, as amended and filed with the SEC, and the stated
          investment objectives, policies and restrictions of the Funds. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review the investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report from time to time as reasonably requested to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of
          Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Funds.

          In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Adviser, to:

          (a) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

          (b) directly or through the trading desk of T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

          Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implemenation of such program.

          The Sub-Adviser further agrees that it:

          (a) will use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          (c) will, in placing orders with broker/dealers for the purchase or sale of portfolio securities, attempt to obtain quality execution at favorable security prices; provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker/dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker/dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker/dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and rules and regulations thereunder.

          (d) may, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, to the extent permitted by applicable laws and regulations may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its fiduciary obligations to the Fund and to its other clients.

          (e) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as mutually agreed upon by both parties;

          (f) will prepare and maintain such books and records with respect to the Funds' securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as mutually agreed upon by both parties;

          (g) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust;

          (h) will receive the research and recommendations of Adviser with respect to the investment and reinvestment of the assets of the Funds.

          (i)will, provided custodian promptly forwards proxies to Sub-Adviser, vote proxies received in connection with securities held by the Funds consistent with tis fiduciary duties hereunder.

     4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Funds.

     5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto. From time to time, the Sub-Adviser may agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement.

     7. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacitites, provided that whenever the Funds and one or more other investment advisory clients of Sub-Adviser has available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund(s) may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of Trustees, that the persons employed by Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     8. Limitation of Liability. Neither Sub-Adviser or any of its officers, directors, or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, including any error of judgment or mistake of law or for any loss suffered by the Trust or Fund, any error of fact or mistake of law contained in any report or data provided by the Sub-Adviser; acting on any instructions from the Adviser or reliance on any research or other materials provided by the Adviser, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     9. Indemnification. Adviser and the Sub-Adviser each agree to indemnify the other against any loss or liability to such other party arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     10. Duration and Termination. This Agreement will become effective upon execution and, unless sooner terminated as provided herein, will continue in effect for two years from such date.

          Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or by Adviser or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.)

     11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     12. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against Trust.

     14. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 31st day of January 2001.

                      JACKSON NATIONAL ASSET MANAGEMENT, LLC

                      By:      /s/ Andrew B. Hopping

                      Name:    Andrew B. Hopping

                      Title:   President

                      T. ROWE PRICE ASSOCIATES, INC.

                      By:      /s/ Darrell N. Braman

                      Name:    Darrell N. Braman

                      Title:   Vice President

                                   SCHEDULE A
                             DATED JANUARY 31, 2001

                                     (Funds)

                   T. Rowe Price/JNL Established Growth Series
                     T. Rowe Price/JNL Mid-Cap Growth Series
                         T. Rowe Price/JNL Value Series

                                   SCHEDULE B
                             DATED JANAURY 31, 2001

                                 (Compensation)

                     T. Rowe Price Established Growth Series

                      Average Daily Net Assets          Annual Rate
                             $0 to $20 million          0.45%
                            $20 to $50 million          0.40%
                           $50 to $200 million          0.40%*
                            Above $200 million          0.40%

                     T. Rowe Price/JNL Mid-Cap Growth Series

                      Average Daily Net Assets          Annual Rate
                             $0 to $20 million          0.60%
                            $20 to $50 million          0.50%
                           $50 to $200 million          0.50%*
                            Above $200 million          0.50%

     *When  average  daily net  assets  exceed  this  amount,  the  annual  rate asterisked is applicable to all the amounts in the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series, respectively.


                         T. Rowe Price/JNL Value Series

                      Average Daily Net Assets          Annual Rate
                             $0 to $50 million          0.50%
                      Amounts over $50 million          0.40%

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2005, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of January 2005.

JACKSON NATIONAL ASSET               T. ROWE PRICE ASSOCIATES,
MANAGEMENT, LLC                      INC.


By:     /S/ ANDREW B. HOPPING        By:   /S/ DARRELL N. BRAMAN
     ---------------------------         -------------------------------

Name:    ANDREW B. HOPPING           Name:   DARRELL N. BRAMAN
       --------------------                -----------------------------

Title:            PRESIDENT          Title:  VICE PRESIDENT
        -----------------------             ----------------------------

                                   SCHEDULE B
                              DATED JANUARY 1, 2005

                                 (COMPENSATION)

                      T. ROWE PRICE ESTABLISHED GROWTH FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE
                      $0 to $250 million                      0.40%
                      $250 to $500 million                    0.375%
                      Amounts over $500 million               0.35%


                      T. ROWE PRICE/JNL MID-CAP GROWTH FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE
                      $0 to $20 million                       0.60%
                      $20 to $50 million                      0.50%
                      $50 to $200 million                     0.50%
                      Above $200 million                      0.50%*

          * WHEN AVERAGE DAILY NET ASSETS EXCEED THIS AMOUNT, THE ANNUAL RATE ASTERISKED IS APPLICABLE TO ALL THE AMOUNTS IN THE T. ROWE PRICE/JNL MID-CAP GROWTH FUND.


                          T. ROWE PRICE/JNL VALUE FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE
                      $0 to $250 million                      0.40%
                      $250 to $500 million                    0.375%
                      Amounts over $500 million               0.35%

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 30, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 30th day of April 2007.


JACKSON NATIONAL ASSET               T. ROWE PRICE ASSOCIATES,
MANAGEMENT, LLC                      INC.


By:     /S/ MARK D. NERUD            By:   /S/ DARRELL N. BRAMAN
     ---------------------------         -------------------------------

Name:   MARK D. NERUD                Name:   DARRELL N. BRAMAN
       --------------------                -----------------------------

Title:            PRESIDENT          Title:  VICE PRESIDENT
        -----------------------             ----------------------------

                                   SCHEDULE B
                              DATED APRIL 30, 2007
                                 (Compensation)

 ----------------------------------------------------------------------------

                    JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $250 million                                              .40%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $250 to $500 million                                            .375%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
  $500 million to $1 billion                                     .35%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $1 billion                                         .35%*
 ------------------------------------------------------- --------------------

 *When net assets exceed $1 Billion, the annual rate asterisked is applicable to all the amounts in the JNL
 /T.Rowe Price Established Growth Fund.


 ----------------------------------------------------------------------------

                      JNL/T. ROWE PRICE MID-CAP GROWTH FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $0 to $20 million                                               .60%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $20 to $50 million                                              .50%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $50 to $200 million                                             .50%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $200 Million                                      .50%**

 ------------------------------------------------------- --------------------

 **When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T.
 Rowe Price Mid-Cap Growth Fund.

 ----------------------------------------------------------------------------

                          JNL/T. ROWE PRICE VALUE FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $0 to $250 million                                              .40%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $250 to $500 million                                            .375%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $500 Million                                       .35%

 ------------------------------------------------------- --------------------

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2007, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of July 2007.


JACKSON NATIONAL ASSET               T. ROWE PRICE ASSOCIATES,
MANAGEMENT, LLC                      INC.


By:     /S/ MARK D. NERUD            By:   /S/ DARRELL N. BRAMAN
     ---------------------------         -------------------------------

Name:   MARK D. NERUD                Name:   DARRELL N. BRAMAN
       --------------------                -----------------------------

Title:            PRESIDENT          Title:  VICE PRESIDENT
        -----------------------             ----------------------------

                                 SCHEDULE B
                             DATED JULY 1, 2007
                                 (Compensation)

 ----------------------------------------------------------------------------

                  JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $0 to $250 million                                              .40%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $250 to $500 million                                            .375%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 $500 million to $1 billion                                      .35%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------
 Amounts over $1 billion                                         .35%*
 ------------------------------------------------------- --------------------

*When net assets exceed $1 billion, the annual rate asterisked is applicable to all the amounts in the JNL /T. Rowe Price Established Growth Fund.

For the JNL/T. Rowe Price Established Growth Fund, the Subadviser will provide the Advisor a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where the Fund's assets fall beneath $1 billion and to prevent a decline in the Fund's assets from causing an increase in the absolute dollar fee, the Subadviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the tiered fee schedule and the flat fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit would approach $187,500 annually when the Fund's assets were close to $1 billion and fall to zero at approximately $946 million.

The transitional credit is determined as follows:

 AVERAGE DAILY FUND ASSETS - $946,428,571  x        $187,500
 ----------------------------------------                   --
                 $53,571,428


 ----------------------------------------------------------------------------

                    JNL/T. ROWE PRICE MID-CAP GROWTH FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $0 to $20 million                                               .60%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $20 to $50 million                                              .50%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $50 to $200 million                                             .50%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $200 Million                                      .50%**

 ------------------------------------------------------- --------------------

**When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.

 ----------------------------------------------------------------------------

                        JNL/T. ROWE PRICE VALUE FUND

 ----------------------------------------------------------------------------
 ------------------------------------------------------- --------------------

                AVERAGE DAILY NET ASSETS                     ANNUAL RATE

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $0 to $250 million                                              .40%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 $250 to $500 million                                            .375%

 ------------------------------------------------------- --------------------
 ------------------------------------------------------- --------------------

 Amounts over $500 Million                                       .35%

 ------------------------------------------------------- --------------------

                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                         T. ROWE PRICE ASSOCIATES, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust.

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses.

     WHEREAS, the Adviser has appointed Sub-Adviser to replace Goldman Sachs Asset Management, L.P. to provide certain sub-investment advisory services to an existing investment portfolio of JNL Series Trust, the JNL/Goldman Sachs Short Duration Bond Fund.

     WHEREAS, in conjunction with this replacement, the JNL/Goldman Sachs Short Duration Bond Fund name will change to the JNL/T. Rowe Price Short-Term Bond Fund ("Fund").

     WHEREAS, in order to reflect the addition of this Fund to the Agreement, Schedule A and Schedule B must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated September 28, 2009, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 28, 2009, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 28th day of September, 2009.

JACKSON NATIONAL ASSET             T. ROWE PRICE ASSOCIATES, INC.
MANAGEMENT, LLC

By:                                By:
     --------------------------       -------------------------------
Name:    MARK D. NERUD             Name:    FRAN POLLACK-MATZ
       ------------------------          ----------------------------
Title:     PRESIDENT               Title:     VICE PRESIDENT
        -----------------------          ---------------------------

                                   SCHEDULE A
                            DATED SEPTEMBER 28, 2009
                                     (Funds)

 -------------------------------------------------------------------------------

                    JNL/T. Rowe Price Established Growth Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                      JNL/T. Rowe Price Mid-Cap Growth Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                          JNL/T. Rowe Price Value Fund

 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------

                     JNL/T. Rowe Price Short-Term Bond Fund

 -------------------------------------------------------------------------------

                                   SCHEDULE B
                            DATED SEPTEMBER 28, 2009
                                 (Compensation)

----------------------------------------------------------------------------

                   JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND

----------------------------------------------------------------------------
------------------------------------------------------- --------------------

               AVERAGE DAILY NET ASSETS                     ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $250 million                                              0.40%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$250 to $500 million                                           0.375%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$500 million to $1 billion                                      0.35%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $1 billion                                        0.35%*

------------------------------------------------------- --------------------

*When net assets exceed $1 billion, the annual rate asterisked is applicable to all the amounts in the JNL /T. Rowe Price Established Growth Fund.

For the JNL/T. Rowe Price Established Growth Fund, the Subadviser will provide the Advisor a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee once assets exceed $1 billion. The credit will apply at asset levels between approximately $946 million and $1 billion.

To accommodate circumstances where the Fund's assets fall beneath $1 billion and to prevent a decline in the Fund's assets from causing an increase in the absolute dollar fee, the Subadviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the flat fee would be triggered, or (b) fall below a threshold of approximately $946 million, where the tiered fee schedule would be fully re-applied.

The credit is determined by prorating the difference between the tiered fee schedule and the flat fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit would approach $187,500 annually when the Fund's assets were close to $1 billion and fall to zero at approximately $946 million.

The transitional credit is determined as follows:

AVERAGE DAILY FUND ASSETS - $946,428,571  x        $187,500
----------------------------------------
                $53,571,428

----------------------------------------------------------------------------

                      JNL/T. ROWE PRICE MID-CAP GROWTH FUND

----------------------------------------------------------------------------
------------------------------------------------------- --------------------

               AVERAGE DAILY NET ASSETS                     ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $20 million                                               0.60%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$20 to $50 million                                              0.50%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$50 to $200 million                                             0.50%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $200 Million                                      0.50%**

------------------------------------------------------- --------------------

**When net assets exceed $200 million, the annual rate asterisked is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.


----------------------------------------------------------------------------

                          JNL/T. ROWE PRICE VALUE FUND

----------------------------------------------------------------------------
------------------------------------------------------- --------------------

               AVERAGE DAILY NET ASSETS                     ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $250 million                                              0.40%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$250 to $500 million                                           0.375%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $500 Million                                       0.35%

------------------------------------------------------- --------------------

----------------------------------------------------------------------------


                     JNL/T. ROWE PRICE SHORT-TERM BOND FUND


----------------------------------------------------------------------------
------------------------------------------------------- --------------------

              AVERAGE DAILY NET ASSETS:                     ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Greater or equal to $100 million:

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $100 million                                              0.20%*

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

                                                               0.175%
$100 to $250 million

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$250 to $500 million                                           0.125%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $500 Million                                      0.10%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Less than $100 million:

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $50 million                                              0.30%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $50 million                                       0.25%

------------------------------------------------------- --------------------


* For net assets less than $100 million, the sub-adviser fees will be .30% on net assets up to $50 million and 0.25% on net assets greater than $50 million. The sub-adviser fee will reset to .20% on net assets from $0 to $100 million, once assets reach $100 million. The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million. The credit will apply at an asset range between approximately $70 million and $100 million. The transitional credit will only apply when asset levels decrease due to market depreciation and not when asset levels decrease due to redemption activity.

                                    EXHIBIT B

          COMPARISON OF THE JNL/GOLDMAN SACHS SHORT DURATION BOND FUND
                 AND THE JNL/T. ROWE PRICE SHORT-TERM BOND FUND




JNL/T. ROWE PRICE SHORT-TERM BOND FUND
(FORMERLY, JNL/GOLDMAN SACHS SHORT DURATION BOND FUND)

INVESTMENT  OBJECTIVE.  The  investment  objective  of  the  JNL/T.  Rowe  Price
Short-Term Bond Fund is a high level of income consistent with minimal fluctuation in principal value and liquidity..

PRINCIPAL INVESTMENT STRATEGIES. The Fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities. The Fund may also invest in bank obligations, collateralized mortgage obligations, and foreign securities. Normally, the Fund will invest at least 80% of its net assets in bonds. The Fund's average effective maturity will not exceed three years. The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the Sub-Adviser.

Within this broad structure, investment decisions reflect the Sub-Adviser's outlook for interest rates and the economy as well as the prices and yields of the various securities. For example, if rates are expected to fall, the Sub-Adviser may seek longer-term securities (within the Fund's program) that would provide higher yields and appreciation potential.

In keeping with the Fund's objective, it may also invest in other securities, and use futures, options, swaps, and other derivative instruments.

The Fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity, duration, or credit quality or to shift assets into higher-yielding securities or different sectors.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund's securities may change after they are purchased, and this may cause the amount of the Fund's assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.


PRINCIPAL RISKS OF INVESTING IN THE FUND. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund's shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as the following:


JNAM: the highlighted risks are those risks that included in both the current GS fund description, as well as, the T. Rowe Fund retail description. The tracked risks are those that are not in the current GS fund description, but are in the
T. Rowe retail description. Those that are not highlighted or tracked are only found in the current GS fund description.

o        COUNTERPARTY AND SETTLEMENT RISK
o        CREDIT RISK
o        DERIVATIVES RISK
o        EXTENSION RISK
o        FOREIGN SECURITIES RISK
o        INTEREST RATE RISK
o        LEVERAGING RISK
o        LIQUIDITY RISK
o        MARKET RISK

o        MORTGAGE-BACKED AND MORTGAGE-RELATED SECURITIES RISK
o        PREPAYMENT RISK
o        U.S. GOVERNMENT SECURITIES RISK

Please see the "Glossary of Principal Risks" section, which is set forth before the "Management of the Trust" section, for a description of these risks. There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective. This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use. For additional information regarding the risks of investing in the Fund, please refer to the SAI.

PERFORMANCE. The bar chart and table below show the past performance of the Fund's shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund's annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund's returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance Prospectus, will reduce your returns. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser's ability to effectively implement the investment strategies of the Fund.


T. Rowe Price Associates, Inc. has been serving as the Sub-Adviser to this Fund since September 28, 2009. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.


ANNUAL TOTAL RETURNS AS OF DECEMBER 31

CLASS A

4.82%   -5.97%
[GRAPHIC OMITTED]
2007    2008

In the periods shown in the chart, the Fund's highest quarterly return was 1.80% (3rd quarter of 2006) and its lowest quarterly return was 0.67% (2nd quarter of 2007).

CLASS B

4.95%   -5.66%
[GRAPHIC OMITTED]
2007    2008

In the periods shown in the chart, the Fund's highest quarterly return was 1.90% (3rd quarter of 2006) and its lowest quarterly return was 0.76% (2nd quarter of 2007).

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008
----------------------------------------------------------------------------------------- ----------------------- ------------------
                                                                                                  1 year            Life of Fund*
----------------------------------------------------------------------------------------- ----------------------- ------------------

JNL/T. Rowe Price Short-Term Bond Fund (Class A)                                                  -5.97%                 0.60%
Merrill Lynch 1-3 Year Treasury Index                                                              6.61%                 6.43%
Barclays Capital 1-3 Yr Government/Credit Index

----------------------------------------------------------------------------------------- ----------------------- ------------------

* The Fund began  operations on May 1, 2006.  Prior to September  28, 2009,  the
Fund was managed by Goldman Sachs Asset Management, L.P.
The Merrill Lynch 1-3 Year Treasury  Index is an unmanaged  index  consisting of all public U.S. Treasury  obligations having maturities from 1 to 2.99 years and reflects total return.
Barclays     Capital     1-3     Yr     Government/Credit     Index     is     a
___________________________.


AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2008
---------------------------------------------------------------------------------------------- ------------------ ------------------
                                                                                                    1 year         Life of Class*
---------------------------------------------------------------------------------------------- ------------------ ------------------

JNL/T. Rowe Price Short-Term Bond Fund (Class B)                                                     -5.66%              0.85%
Merrill Lynch 1-3 Year Treasury Index                                                                 6.61%              6.43%
Barclays Capital 1-3 Yr Government/Credit Index

---------------------------------------------------------------------------------------------- ------------------ ------------------

* The Fund began  operations on May 1, 2006.  Prior to September  28, 2009,  the
Fund was managed by Goldman Sachs Asset Management, L.P.
The Merrill Lynch 1-3 Year Treasury  Index is an unmanaged  index  consisting of all public U.S. Treasury  obligations having maturities from 1 to 2.99 years and reflects total return.
Barclays     Capital     1-3     Yr     Government/Credit     Index     is     a
___________________________.


EXPENSES. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable and the total expenses would be higher if they were included.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
         MAXIMUM SALES LOAD IMPOSED ON PURCHASES                                NOT APPLICABLE
         MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS                     NOT APPLICABLE
         DEFERRED SALES LOAD                                                    NOT APPLICABLE
         REDEMPTION FEE                                                         NOT APPLICABLE
         EXCHANGE FEE                                                           NOT APPLICABLE

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS A
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.20%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.76%
------------------------------------------------------------------------------------------------ --------------------

---------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) (AS
A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
---------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------ --------------------
                                                                                                       CLASS B
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Management/Administrative Fee                                                                           0.54%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
12b-1 Fee                                                                                               0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Other Expenses                                                                                          0.00%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Acquired Fund Fees and Expenses*                                                                        0.02%
------------------------------------------------------------------------------------------------ --------------------
------------------------------------------------------------------------------------------------ --------------------
Total Annual Fund Operating Expenses                                                                    0.56%
------------------------------------------------------------------------------------------------ --------------------

* Amount represents the Fund's pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances.

EXPENSE EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the Separate Account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund.
The example  also  assumes  that the Fund  operating  expenses  remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS A
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $78
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $243
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $422
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $942
------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------- --------------------------
EXPENSE EXAMPLE                                                                                CLASS B
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
1 Year                                                                                            $57
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
3 Years                                                                                          $179
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
5 Years                                                                                          $313
------------------------------------------------------------------------------------- --------------------------
------------------------------------------------------------------------------------- --------------------------
10 Years                                                                                         $701
------------------------------------------------------------------------------------- --------------------------

ADDITIONAL INFORMATION ABOUT THE OTHER INVESTMENT STRATEGIES, OTHER INVESTMENTS AND RISKS OF THE FUND (OTHER THAN PRINCIPAL STRATEGIES/RISKS). There may be additional risks that may affect the Fund's ability to achieve its stated investment objective. The additional risk includes:

o    TEMPORARY DEFENSIVE POSITIONS AND LARGE CASH POSITIONS

Please see the "Glossary of Principal Risks" section, which is set forth before the "Management of the Trust" section, for a description of this risk.

The SAI has more information about the Fund's authorized investments and strategies, as well as the risk and restrictions that may apply to them.


THE SUB-ADVISER AND PORTFOLIO MANAGEMENT. The Sub-Adviser to the JNL/T. Rowe Price Short-Term Bond Fund is T. Rowe Price Associates, Inc. ("T. Rowe"), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company, the principal business of which is investment management services.


The  SAI  provides   additional   information  about  each  portfolio  manager's
compensation, other accounts managed, and ownership of securities in the Fund.


A  discussion   regarding  the  Board  of  Trustees'  basis  for  approving  the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2009.